UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2008
_______________________

Znomics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136372	52-2340974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 SW Third Ave. Suite 200
Portland, OR 97201
 (Address of principal executive offices, including zip code)

(503) 827-5271
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure.

Znomics, Inc. sent a letter to its shareholders of record in the form of Exhibit 99.1 with a mailing date of October 21, 2008.

Item 9.01           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit	Description
99.1	Letter to Stockholders dated as of October 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Znomics, Inc.

/s/ Kerry Rea
Kerry Rea
Chief Financial Officer

Date: October 21, 2008

Index to Exhibits

Exhibit	Description
99.1	Letter to Stockholders dated as of October 21, 2008